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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 20, 2004

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

           Delaware                                               20-1558098
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     0-17287
                              ---------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
----------------------------------------------------------         ------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (951) 699-4749
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed, Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

The forms of a Stock Option Award Agreement and a Restricted Shares Award Agreement to be used by Outdoor Channel Holdings, Inc. (the "Company") for these types of awards under the Company's 2004 Long-Term Incentive Plan are attached to this Form 8-K as exhibits 99.1 and 99.2, respectively.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By:  /s/ Thomas E. Hornish
     ------------------------------------------------
Name: Thomas E. Hornish
Title:  General Counsel

Dated:  December 20, 2004